UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WESTLAKE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

WESTLAKE CORPORATION
ATTN: GENERAL COUNSEL
1
2801 POST OAK BLVD, SUITE 600
HOUSTON, TX 77056
148,294 322,224 OF
2
Ricky Campana
P.O. Box 123456
Suite 500
30#
51 Mercedes Way
Edgewood, NY 11717
Your Vote Counts!
WESTLAKE CORPORATION
2022 Annual Meeting
Vote by May 11, 2022 11:59 PM ET
[Graphic Appears Here]
FLASHID-JOB#
You invested in WESTLAKE CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022.
Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control # XXXX XXXX XXXX XXXX
Smartphone users
Vote in Person at the Meeting*
Point your camera here and
May 12, 2022
vote without entering a
9:00 AM CDT
control number
Westlake Center
2801 Post Oak Boulevard
Houston, TX 77056
USA
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
Control # XXXX XXXX XXXX XXXX
THIS IS NOT A VOTABLE BALLOT
SHARE CLASSES REPRESENTED FOR VOTING
THE COMPANY NAME INC.—COMMON ASDFGHJKL
123456789.1234
THE COMPANY NAME INC.—CLASS A
123456789.1234
This is an overview of the proposals being presented at the
THE COMPANY NAME INC.—CLASS B
123456789.1234
upcoming stockholdershareholder meeting Please follow the instructions on
THE COMPANY NAME INC.—CLASS C
123456789.1234
THE COMPANY NAME INC.—CLASS D
123456789.1234
the reverse side to vote these important matters.
THE COMPANY NAME INC.—CLASS E
123456789.1234
THE COMPANY NAME INC.—CLASS F
123456789.1234
THE COMPANY NAME INC.—401 K
123456789.1234
Board
Voting Items     Recommends
1.    Election of Class III Directors:
Nominees:     For
01) Albert Y. Chao    02) David T. Chao 03) Michael J. Graff
2.    To ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting For firm for the fiscal year ending December 31, 2022.
NOTE: To act upon any other matters that may properly come before the Annual Meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
FLASHID-JOB#